                                                                   EXHIBIT 99.12

DEBTOR:  GREAT INDEPENDENCE SHIP CO.                CASE NUMBER:  01-10969 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF AUGUST 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Great Independence Ship Co. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.






/s/ STEVE MOELLER
---------------------------------
Steve Moeller
Director, Accounting